Advanced Series Trust

655 Broad Street, 17th Floor

Newark, New Jersey 07102

July 12, 2017

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: 497 Filing for Advanced Series Trust

Registration numbers 033-24962 and 811-05186

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated June 26, 2017 (SEC accession number 0000067590-17-000749), to the Advanced Series Trust Prospectus, dated May 1, 2017 for the AST Academic Strategies Asset Allocation Portfolio, AST Advanced Strategies Portfolio, AST AQR Large-Cap Portfolio, AST ClearBridge Dividend Growth Portfolio, AST Cohen & Steers Realty Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Goldman Sachs Multi-Asset Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Growth Opportunities Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST T. Rowe Price Large-Cap Value Portfolio, AST T. Rowe Price Natural Resources Portfolio and AST Western Asset Core Plus Bond Portfolio (collectively, the Portfolios). The purpose of the filing is to submit the 497 filing dated June 26, 2017 in XBRL for the Portfolios.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 367-1495.

Sincerely,

/s/ Kathleen DeNicholas
Kathleen DeNicholas Assistant Secretary